Exhibit 10.8

CONFORMED COPY

FIRST AMENDMENT TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”) dated as of July 29, 2015 relating to the Sixth Amended and Restated Credit Agreement dated as of April 22, 2015 (as heretofore amended or modified, the “Credit Agreement”) among Charles River Laboratories International, Inc. (the “Parent Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other agents party thereto.
RECITALS:
WHEREAS, the Borrowers wish to amend the definition of “Change in Control” in the Credit Agreement with the consent of the Required Lenders to delete the existing clause (b) of such definition in the manner set forth below.
The parties hereto therefore agree as follows:
SECTION 21     Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
SECTION 2     Amendments to Section 1.01 (Defined Terms). The Borrowers and the Required Lenders party hereto hereby agree to amend Section 1.01 of the Credit Agreement as follows:

(a)	by deleting clause (b) in the definition of “Change in Control” in its entirety and inserting in lieu thereof the following new clause (b):
“(b) the board of directors of Parent Borrower shall cease to consist of a majority of Continuing Directors”; and

(b)	by inserting the following new defined term:
““Continuing Directors” means the directors of the Parent Borrower on the Sixth Amendment and Restatement Effective Date and each other director, if, in each case, such other director’s nomination for election to the board of directors of the Parent Borrower is approved by at least a majority of the then Continuing Directors.””
SECTION 3     Representations of the Borrowers. The Borrowers represent and warrant that:
(a)    each of the representations and warranties made by any Loan Party contained in the Credit Agreement or in the other Loan Documents is true and correct in all material respects (if not qualified as to materiality or Material Adverse Effect) or in any respect (if so qualified) on and as of the Effective Date (as defined below) after giving effect hereto;
(b)    no Default or Event of Default has occurred and is continuing on and as of the Effective Date after giving effect hereto

(c)    each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for such as have been obtained or made and are in full force and effect or to the extent failure to obtain such authorization or consent or to take such action could not reasonably be expected to result in a Material Adverse Effect. This Amendment has been duly executed and delivered on behalf of each Loan Party. This Amendment constitutes, and each other Loan Document as modified hereby constitutes, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(d)    the execution, delivery and performance of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Consolidated Entity or any order or decree of any Governmental Authority binding on or affecting any Consolidated Entity where such violation of such order or decree, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Consolidated Entity or any of its assets, or give rise to a right thereunder to require any payment to be made by any Consolidated Entity, where such violation or result, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Consolidated Entity, except pursuant to the terms of any Loan Document.
SECTION 4     Conditions. This Amendment shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received from the Required Lenders an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;.
(b)    the Administrative Agent shall have received from the Borrowers an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
(c)    the Administrative Agent shall have received all fees and other amounts due and payable by the Borrowers on the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) under the Credit Agreement.
SECTION 5     Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
SECTION 6     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 7     Miscellaneous. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The Borrowers shall pay all reasonable out-of-pocket costs a nd expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby (including reasonable fees and expenses of Simpson Thacher & Bartlett LLP).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CHARLES RIVER LABORATORIES
INTERNATIONAL, INC.

By: /s/ Thomas F. Ackerman	Name: Thomas F. Ackerman Title: Corporate Executive Vice President and CFO
CHARLES RIVER NEDERLAND B.V.

By: /s/ Thomas F. Ackerman	Name: Thomas F. Ackerman Title: Attorney-in-fact

CHARLES RIVER UK LIMITED

By: /s/ Thomas F. Ackerman	Name: Thomas F. Ackerman Title: Director
CHARLES RIVER LABORATORIES
JAPAN, INC.

By: /s/ Thomas F. Ackerman	Name: Thomas F. Ackerman Title: Director

CHARLES RIVER LABORATORIES
LUXEMBOURG S.A.R.L.

By: /s/ Thomas F. Ackerman	Name: Thomas F. Ackerman Title: A Manager

[CRL First Amendment Signature Page]

JPMORGAN CHASE BANK, N.A.,
as a Lender, Issuing Bank, Swingline Lender and as Administrative Agent

By: /s/ D. Scott Farquhar	Name: D. Scott Farquhar Title: Executive Director

J.P. MORGAN EUROPE LIMITED,
as Administrative Agent

By: /s/ Atlan Kayaalp	Name: Atlan Kayaalp Title: Executive Director

JPMORGAN CHASE BANK, N.A., TOKYO
BRANCH,
as Administrative Agent

By: /s/ Satushi Yamamoto	Name: Satushi Yamamoto Title: Executive Director

[CRL First Amendment Signature Page]

BANK OF AMERICA, N.A.,
as a Lender, Issuing Bank and Co-Syndication
Agent

By: /s/ Linda Alto	Name: Linda Alto Title: Senior Vice President

[CRL First Amendment Signature Page]

TD BANK, N.A.,
as a Lender, Issuing Bank and Co-Syndication
Agent

By: /s/ Elizabeth Sullivan	Name: Elizabeth Sullivan Title: Senior Vice President

[CRL First Amendment Signature Page]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender, Issuing Bank and Co-Syndication
Agent

By: /s/ Christopher M. Johnson	Name: Christopher M. Johnson Title: Assistant Vice President

[CRL First Amendment Signature Page]

Signature Page to
Charles River Laboratories International, Inc.
First Amendment to Sixth Amended and Restated Credit Agreement

U.S. Bank National Association, as a Lender

By: /s/ Jennifer Hwang	Name: Jennifer Hwang Title: Senior Vice President

[CRL First Amendment Signature Page]

Signature Page to
Charles River Laboratories International, Inc.
First Amendment to Sixth Amended and Restated Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd, as a
Lender

By: /s/ Teuta Ghilaga	Name: Teuta Ghilaga Title: Director

[CRL First Amendment Signature Page]

Signature Page to
Charles River Laboratories International, Inc.
First Amendment to Sixth Amended and Restated Credit Agreement

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ David Kee	Name: David Kee Title: Managing Director

[CRL First Amendment Signature Page]